SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1997.

                                OMI Trust 1996-C
               (Exact name of registrant as specified in charter)


    Pennsylvania                 33-99320               Applied for
(State or other jurisdiction    (Commission           (IRS Employer
   of incorporation)            File Number)       Identification No.)

                       c/o PNC Bank, National Association
                       Corporate Trust Department
                       Attention: Constantine Hromych
                       1700 Market Street
                       Philadelphia, Pennsylvania         19103
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

                                OMI Trust 1996-C

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

         OMI Trust 1996-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


January 29, 1996

                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


January 29, 1996                            /s/ DOUGLAS R. MUIR
                                            -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1997..........................5-10

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1997...........................

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C            REPORT DATE:  JANUARY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 3
REMITTANCE REPORT                                  Page 1 of 6
REPORTING MONTH:            Dec-96



                                           Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------

 Beginning                                                                                                 Ending
 Principal                  Scheduled         Prepaid             Liquidated        Contracts              Principal
 Balance                    Principal         Principal           Principal         Repurchased            Balance
------------------------------------------------------------------------------------------------------------------------
   266,338,726.73       (431,330.00)      (1,871,002.56)       (27,282.94)                  0.00        264,009,111.23
========================================================================================================================



         Scheduled                         Scheduled                                              Amount
         Gross            Servicing        Pass Thru             Liquidation       Reserve        Available for
         Interest           Fee            Interest              Proceeds          Fund Draw      Distribution
------------------------------------------------------------------------------------------------------------------------

     2,385,057.56        221,948.94          2,163,108.62         25,250.93               0.00       4,712,641.05
========================================================================================================================



                                          Reserve Fund as of Cutoff Date
------------------------------------------------------------------------------------------------------------------------

        Beginning                                                   Investment         Balance Before     Reserve
         Balance               Deposits           Distrib.           Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------
     1,014,490.50        339,465.50                0.00          4,457.25           1,358,413.25                  0.00
========================================================================================================================




        Reserve          Balance After
        Fund Deposit     Current Distribution         Excess
-------------------------------------------------------------------------

             0.00      1,358,413.25              4,457.25
=========================================================================



Class A-6 Liquidity Account

        Beginning                                                   Investment         Balance Before     Reserve
         Balance               Deposits           Distrib.           Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------
             0.00        453,166.88                0.00            822.46             453,989.34                  0.00
========================================================================================================================


        Reserve          Balance After
        Fund Deposit     Current Distribution         Excess
-------------------------------------------------------------------------

             0.00        453,989.34                822.46
=========================================================================



Class B Liquidity Account

        Beginning                                                   Investment         Balance Before     Reserve
         Balance               Deposits           Distrib.           Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------
             0.00         63,295.94                0.00            114.87              63,410.81                  0.00
========================================================================================================================



        Reserve           Balance After
        Fund Deposit     Current Distribution         Excess
-------------------------------------------------------------------------

       732,170.95        795,581.76                  0.00
=========================================================================







    Reserve Fund Required Balance
   --------------------------------------
     Before Current     After Current
     Distribution       Distribution
   --------------------------------------

     1,353,956.00       1,353,956.00
     ====================================

     Reserve Fund Required Balance
    --------------------------------------
       Before Current     After Current
       Distribution       Distribution
    --------------------------------------

       453,166.88         453,166.88
     ======================================

      Reserve Fund Required Balance
     --------------------------------------
      Before Current     After Current
       Distribution       Distribution
     --------------------------------------

       795,581.76         795,581.76
      ======================================




                                                      Certificate Account
------------------------------------------------------------------------------------------------------------------------

        Beginning                  Deposits                                        Investment              Ending
         Balance         Principal          Interest         Distributions          Interest               Balance
------------------------------------------------------------------------------------------------------------------------
     2,438,260.01      2,306,783.49        2,259,357.61     (5,125,458.56)              6,805.32          1,885,747.87
========================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------

     Beginning             Recovered            Current        Ending
      Balance              Advances            Advances        Balance
-------------------------------------------------------------------------------

       971,482.26        946,306.82        1,297,003.93      1,322,179.37
===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C            REPORT DATE:  JANUARY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:              Dec-96               Page 2 of 6


Class B Crossover Test                                            Test Met?
--------------------------------------------------             ---------------

(a) Remittance date on or after May 2001                              N


(b) Average 60 day Delinquency rate <=       5%                       Y

(c) Average 30 day Delinquency rate <=       7%                       Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Nov. 1996 - Nov. 1997        4%                       Y
                April 2001 - Nov. 2002       7%                       N
                Dec. 2002 - April 2003       8%                       N

                May 2003 -                   9%                       N


(e) Current realized loss ratio <=           2.75%                    Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =         24.501%
     of stated scheduled pool balance

                Beginning B-1 balance                  25,726,000.00

                Beginning B-2 balance                  12,186,224.00
                                                      --------------

                                                       37,912,224.00
                Divided by beginning pool
                balance                               266,338,726.73
                                                      --------------
                                                             14.235%  N
                                                      ==============

 Average 60 day delinquency ratio:


                           Over 60s           Pool Balance             %
                       -------------------------------------------------------

 Current Mo                    1,697,428.76     264,009,111.23        0.64%
 1st Preceding Mo                479,880.97     266,338,726.73        0.18%
 2nd Preceding Mo                      0.00     269,049,365.49        0.00%
                                                 Divided by             3
                                                                 -------------
                                                                      0.27%
                                                                 =============

Average 30 day delinquency ratio:

                           Over 30s           Pool Balance             %
                       -------------------------------------------------------

 Current Mo                    5,721,111.59     264,009,111.23        2.17%
 1st Preceding Mo              3,015,045.94     266,338,726.73        1.13%
 2nd Preceding Mo                859,000.97     269,049,365.49        0.32%
                                                 Divided by             3
                                                                 -------------
                                                                      1.21%
                                                                 =============

 Cumulative loss ratio:

                       Cumulative losses              2,032.01
                                         ------------------------
 Divided by Initial Certificate Principal       270,791,224.00       0.001%
                                                                 =============



 Current realized loss ratio:

                               Liquidation                Pool
                                   Losses               Balance
                       ------------------------------------------

 Current Mo                        2,032.01     264,009,111.23
 1st Preceding Mo                      0.00     266,338,726.73
 2nd Preceding Mo                      0.00     269,049,365.49
                                                                    0.003%
                                                                 =============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                 POOL REPORT # 3
REPORTING MONTH:    Dec-96                        Page 3 of 6


                                                                  Delinquency Analysis

                                               31 to 59 days        60 to 89 days            90 days and Over      Total Delinq.
               No. of    Principal                  Principal             Principal            Principal                 Principal
               Loans     Balance              #     Balance         #     Balance          #   Balance          #        Balance
               ---------------------------------------------------------------------------------------------------------------------


Excluding Repos    8,048  263,457,615.20    127   3,940,921.90    30     1,125,109.74     3     103,583.92       160    5,169,615.56

         Repos        21      551,496.03      3      82,760.93    14       386,487.65     4      82,247.45        21      551,496.03
               -------------------------------------------------------------------------------------------------------------------

         Total     8,069  264,009,111.23    130   4,023,682.83    44     1,511,597.39     7     185,831.37       181    5,721,111.59
               =====================================================================================================================

                                                                                                                2.2%           2.17%
                                                                                                                ====================



                                  Repossession Analysis
      Active Repos              Reversal      Current Month
      Outstanding             (Redemption)       Repos          Cumulative Repos
         Principal              Principal          Principal           Principal
   #     Balance          #      Balance     #     Balance        #    Balance
--------------------------------------------------------------------------------


 21       551,496.03    -1    (56,694.00)    13    330,106.45   22    578,940.03

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                 POOL REPORT # 3
REPORTING MONTH:         Dec-96
                                                  Page 4 of 6
REPOSSESSION LIQUIDATION REPORT




                   Liquidated                                                 Net                   Net       Current
 Account Customer  Principal    Sales      Insur.    Total   Repossession  Liquidation Unrecov.   Pass Thru   Period Net Cumulative
 Number    Name     Balance    Proceeds    Refunds  Proceeds   Expenses     Proceeds   Advances   Proceeds   Gain/(Loss) Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------

096537-6 AMSLER   27,282.94  24,700.00  2,594.63  27,294.63   1,541.00    25,753.63      502.70   25,250.93  (2,032.01)
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                                                       0.00                    0.00                    0.00       0.00
                 ------------------------------------------------------------------------------------------------------
                  27,282.94  24,700.00  2,594.63  27,294.63   1,541.00    25,753.63      502.70   25,250.93  (2,032.01)  (2,032.01)
                 ==================================================================================================================
                                                                                                                                 0%
As a percentage of the aggregate cut-off date principal balance                                                          ==========


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                  POOL REPORT # 3
REPORTING MONTH:           Dec-96
                                                   Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                            Original        Beginning      Current      Accelerated               Ending              Principal Paid
               Cert.       Certificate     Certificate    Principal      Principal   Writedown  Certificate      Pool     Per $1,000
               Class        Balances        Balances       Payable      Distribution  Amounts    Balances       Factor  Denomination
------------------------------------------------------------------------------------------------------------------------------------


A-1                        50,300,000.00   45,847,503.01 (2,329,615.50)     0.00        0.00    43,517,887.51   86.51667%   46.31
A-1 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

A-2                        46,970,000.00   46,970,000.00          0.00      0.00        0.00    46,970,000.00  100.00000%    0.00
A-2 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

A-3                        35,400,000.00   35,400,000.00          0.00      0.00        0.00    35,400,000.00  100.00000%    0.00
A-3 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

A-4                        20,900,000.00   20,900,000.00          0.00      0.00        0.00    20,900,000.00  100.00000%    0.00
A-4 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

A-5                        55,614,000.00   55,614,000.00          0.00      0.00        0.00    55,614,000.00  100.00000%    0.00
A-5 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

A-6                        23,695,000.00   23,695,000.00          0.00      0.00        0.00    23,695,000.00  100.00000%    0.00
A-6 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

B-1                        25,726,000.00   25,726,000.00          0.00      0.00        0.00    25,726,000.00  100.00000%    0.00
B-1 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

B-2                        12,186,224.00   12,186,224.00          0.00      0.00        0.00    12,186,224.00  100.00000%    0.00
B-2 Outstanding Writedown           0.00            0.00          0.00      0.00        0.00             0.00       0.00     0.00

Excess Asset Principal
          Balance                   0.00            0.00          0.00      0.00        0.00             0.00

                         ------------------------------------------------------------------------------------
                          270,791,224.00  266,338,727.01 (2,329,615.50)     0.00        0.00   264,009,111.51
                         ====================================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  JANUARY 6, 1997
REMITTANCE REPORT                                 POOL REPORT # 3
REPORTING MONTH:                     Dec-96
                                                  Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                              Interest Paid
           Certificate    Remittance   Beginning     Current         Total         Interest         Ending    Per $1,000
              Class          Rate       Balance      Accrual         Paid          Shortfall       Balance   Denomination
                           ------------------------------------------------------------------------------------------------------


A-1                        5.71547%      0.00       225,645.58      225,645.58          0.00         0.00          4.92
A-1  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-1  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

A-2                        6.45000%      0.00       252,463.75      252,463.75          0.00         0.00          5.38
A-2  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-2  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

A-3                        6.75000%      0.00       199,125.00      199,125.00          0.00         0.00          5.63
A-3  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-3  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

A-4                        7.00000%      0.00       121,916.67      121,916.67          0.00         0.00          5.83
A-4  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-4  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

A-5                        7.35000%      0.00       340,635.75      340,635.75          0.00         0.00          6.13
A-5  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-5  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

A-6                        7.65000%      0.00       151,055.63      151,055.63          0.00         0.00          6.38
A-6  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
A-6  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

B-1                        7.96000%      0.00       170,649.13      170,649.13          0.00         0.00          6.63
B-1  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
B-1  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

B-2                        9.31000%      0.00        94,544.79       94,544.79          0.00         0.00          7.76
B-2  Carryover Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00
B-2  Writedown Interest    0.00          0.00             0.00            0.00          0.00         0.00          0.00

X  **                                    0.00       607,072.32      605,040.31      2,032.01     2,032.01

R                             -          0.00             0.00            0.00          0.00         0.00

Service Fee                        449,867.15       221,948.94       94,818.30          0.00   576,997.79
                             --------------------------------------------------------------------------

                                   449,867.15     2,385,057.56    2,255,894.91      2,032.01   579,029.80

      Class B Liquidity Account                                     127,130.64
                                                                ----------------
                                                                  2,383,025.55
                                                                ================





    Cert.                 TOTAL
   Class               DISTRIBUTION
----------------------------------------


  A-1                 2,555,261.08



  A-2                   252,463.75



  A-3                   199,125.00



  A-4                   121,916.67



  A-5                   340,635.75



  A-6                   151,055.63



  B-1                   170,649.13



  B-2                    94,544.79



   X                    605,040.31

  R-1                         0.00

                         94,818.30
              --------------------

                      4,585,510.41

                        127,130.64
              --------------------
                      4,712,641.05
              ====================




** ALL CLASS "X" FUNDS ARE TO BE DEPOSITED INTO THE
          CLASS B LIQUIDITY ACCOUNT                                 605,040.31


TOTAL CLASS B LIQUIDITY ACCOUNT DEPOSIT -           732,170.95